SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS
                          OF EACH OF THE LISTED FUNDS:

                                 -----------------


                         Tax Free Money Fund Investment

                   Treasury Money Fund -- Institutional Class

                         Treasury Money Fund Investment


Effective for all purchases August 15, 2007 and after, the following information replaces similar disclosure in the "Buying and Selling Fund Shares" section of each fund's prospectus:

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that a fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.








               Please Retain This Supplement for Future Reference


July 27, 2007
MF-3P